EXHIBIT A

                            Joint Filing Agreement

               In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.001, of KeraVision, Inc., a Delaware corporation and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(f)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

Sprout Capital VIII, L.P.
by: DLJ Capital Corporation
its: Managing General Partner



By: /s/ Marjorie S. White
------------------------------
Name: Marjorie S. White
Title: Secretary



DLJ Associates VIII, L.P.
by: DLJ Associates VIII, Inc.
its: General Partner



By: /s/ Marjorie S. White
------------------------------
Name: Marjorie S. White
Title: Secretary



DLJ Capital Associates VIII, Inc.



By: /s/ Marjorie S. White
------------------------------
Name: Marjorie S. White
Title: Secretary



The Kroon 1994 Limited Partnership
by:  Richard E. Kroon
its: General Partner



By: /s/ Arthur S. Zuckerman
   ---------------------------
   Name: Arthur S. Zuckerman
   Attorney-in-Fact



Patrick J. Boroian



By: /s/ Arthur S. Zuckerman
   ---------------------------
   Name: Arthur S. Zuckerman
   Attorney-in-Fact


Philippe O. Chambon



By: /s/ Arthur S. Zuckerman
   ---------------------------
   Name: Arthur S. Zuckerman
   Attorney-in-Fact


Robert E. Curry



By: /s/ Arthur S. Zuckerman
   ---------------------------
   Name: Arthur S. Zuckerman
   Attorney-in-Fact


Robert Finzi



By: /s/ Arthur S. Zuckerman
   ---------------------------
   Name: Arthur S. Zuckerman
   Attorney-in-Fact


Keith B. Geeslin



By: /s/ Arthur S. Zuckerman
   ---------------------------
   Name: Arthur S. Zuckerman
   Attorney-in-Fact


Kathleen D. LaPorte



By: /s/ Arthur S. Zuckerman
   ---------------------------
   Name: Arthur S. Zuckerman
   Attorney-in-Fact


Scott F. Meadow



By: /s/ Arthur S. Zuckerman
   ---------------------------
   Name: Arthur S. Zuckerman
   Attorney-in-Fact


Arthur S. Zuckerman



By:/s/ Arthur S. Zuckerman
------------------------------
Name: Arthur S. Zuckerman



Stephen Diamond



By: /s/ Arthur S. Zuckerman
   ---------------------------
   Name: Arthur S. Zuckerman
   Attorney-in-Fact


Janet A. Hickey



By: /s/ Arthur S. Zuckerman
   ---------------------------
   Name: Arthur S. Zuckerman
   Attorney-in-Fact


Brian LaPorte



By: /s/ Arthur S. Zuckerman
   ---------------------------
   Name: Arthur S. Zuckerman
   Attorney-in-Fact


Richard E. Kroon



By: /s/ Arthur S. Zuckerman
   ---------------------------
   Name: Arthur S. Zuckerman
   Attorney-in-Fact


Mary Jane Kroon



By: /s/ Arthur S. Zuckerman
   ---------------------------
   Name: Arthur S. Zuckerman
   Attorney-in-Fact


LaPorte Investments, L.P.
by: Kathleen D. LaPorte
its: General Partner



By: /s/ Arthur S. Zuckerman
   ---------------------------
   Name: Arthur S. Zuckerman
   Attorney-in-Fact


DLJ Capital Corporation



By: /s/ Marjorie S. White
------------------------------
Name:   Marjorie S. White
Title:  Secretary and Treasurer



Donaldson, Lufkin & Jenrette, Inc.



By: /s/ Marjorie S. White
------------------------------
Name:   Marjorie S. White
Title:  Vice President and Secretary



The Equitable Companies Incorporated



By: /s/ Alvin H. Fenichel
------------------------------
Name:   Alvin H. Fenichel
Title:  Senior Vice President and Controller



AXA
Finaxa
AXA Assurances I.A.R.D. Mutuelle
AXA Assurances Vie Mutuelle
AXA Courtage Assurance Mutuelle
AXA Conseil Vie Assurance Mutuelle
Claude Bebear, as AXA Voting Trustee
Patrice Garnier, as AXA Voting Trustee
Henri de Clermont-Tonnerre, as AXA Voting Trustee

Signed on behalf of each of the above



By: /s/ Alvin H. Fenichel
------------------------------
Name:   Alvin H. Fenichel
Title:  Attorney-in-fact